UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB APPROVAL
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2013

North American Oil & Gas Corp.
(Exact name of registrant as specified in its charter)

Nevada
(State of other jurisdiction of incorporation)

333-172896
(Commission File Number)

98-087028
(IRS Employer Identification No.)

56 E. Main Street, Suite 202
Ventura, California 93001
(Address of principal executive offices) (Zip Code)

(805) 643-0385
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Copies to:
Osssentjuk & Botti
2815 Townsgate Road Suite 320
Westlake Village, CA 91361
Telephone No.: (805805-557-88088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into A Material Definitive Agreement

On August 14, 2013 North American Oil & Gas (“NAMG”) entered into a Stock Purchase Agreement with Springhouse Investments Corp. (the “Investor”), a Canadian Corporation.

NAMG agreed to sell and issue to the Investor Two Hundred Eighty-One Thousand, Two Hundred Fifty (281,250) shares of the Common Stock (“Shares”), based on a per share price equal to Eighty United States Cents (US $.80) (“Per Share Price”)

Item 9.01 - Financial Statements and Exhibits

10.01 Stock Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North American Oil & Gas Corp.
(Registrant)

Date: August 16, 2013	/s/ Robert Rosenthal
(Signature)*
Name: Robert Rosenthal Title: President and Chief Executive Officer (principal executive officer)

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